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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 15, 2005

EP Global Communications, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-30797	14-1818396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C/O Exceptional Parent, 551 Main Street, Johnstown, PA	15901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (814) 361-3860 (Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 15, 2005, EP Global Communications, Inc. issued a press release announcing that

The American Academy of Developmental Medicine and Dentistry ("AADMD") has named EP Magazine the Official Publication of the AADMD.

Beginning in July, EP magazine and the AADMD will begin offering Continuing Medical Education (CME) Category I credits for peer-reviewed articles written by medical experts in the special needs arena. This will include, but not be limited to, topics such as: oral health care for people with intellectual disabilities, dealing with the challenges of mental illness, managing and controlling epilepsy and complex seizures in adults and children, movement disorders, attention deficit and hyperactivity disorders, mitochondrial and metabolic disorders, dystonia, Parkinson's, learning disabilities, etc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired:

       None

(b)  Exhibits

Number            Exhibit

    99.1              Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EP GLOBAL COMMUNICATIONS, INC.

                                   By:    /s/    Joseph Valenzano

                                          ------------------------------------

                                                 Joseph Valenzano, President

June 15, 2005